SUPPLEMENT TO THE PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO ADVANTAGE VARIABLE ANNUITY FUNDS

For Wells Fargo Advantage VT Intrinsic Value Fund

                Effective immediately, the portfolio management team for the Fund consists of Gary Lisenbee, David Graham and Jeffrey Peck.

                The section of the Fund’s prospectus entitled "Organization and Management of the Funds – The Sub-Advisers and Portfolio Managers" and the section of the Fund’s Statement of Additional Information entitled “Management - Portfolio Managers” are revised accordingly.

VT2110/P1412SP